(HESTER LOGO)

                               TOTAL RETURN FUND

                                 ANNUAL REPORT

                               For the Year Ended
                                 March 31, 2003

                     (HESTER CAPITAL MANAGEMENT, LLC LOGO)

April 29, 2003

Dear Shareholders:

  "Tough times don't last but tough people do." OK, all together now, let's say that again. Seriously, we have kept repeating this well-known phrase many times over the past 3 1/2 years. The U.S. equity market continued to test one's stamina in the first quarter, with all the averages producing negative rates of return with the lone exception being the beaten down NASDAQ, which eked out an anemic 0.4% return. Will this ever end? Yes, and evidence is accumulating that things should start to improve - but more on that subject in a moment.

  Last year, the Hester Total Return Fund underperformed the blended custom index, comprised of 75% S&P 500 Composite Index and 25% Lehman Brothers U.S. Intermediate Government/Credit Bond Index. The Fund was down (19.65%) while the custom index dropped by (15.64%). We are very disappointed in these results, as we know you are, since this is the first year our performance has slipped versus the benchmark. Why did this happen? Asset allocation! We simply were underweighted in bonds and overweighted in stocks. Equities represented 80.5% of the total assets on March 31, while bonds and cash accounted for 14.6% and 5.1%, respectively. To put this time frame in perspective, stocks, as measured by the S&P 500 Index declined (33.0%) during the period March 28, 2002 to October 10, 2002, while the Lehman Intermediate Bond Index gained 7.56%. Longer term, the Fund has outpace the benchmark over the past 4.5 years at 2.70% versus (0.04%) for the custom blended index.

  The war with Iraq has now moved into the background given the United States' swift and decisive victory. Even Syria and North Korea seem to be softening their hard-line positions. No, the war with global terrorism is not finished and remains a risk, but now at least the financial markets can turn their attention to the economy and earnings.

  Economic activity remains sluggish. Business and consumer confidence is low. Excess capacity exists in many industries, pricing flexibility is a challenge, and many sectors are reeling from the external shock from 9-11. The President is now totally focused on the economy. Since February 2001, the U.S. has lost
2.6 million non-farm payroll jobs, and there is an election in November 2004. A tax package will be passed, but not the $726 billion the Administration proposed. The Senate says no more than $350 billion, and the House has OK'd $550 billion. The elimination of double taxation of dividends is on life support, but a reduction in marginal tax rates and something on the order of $500 billion will probably pass. This stimulus combined with low interest rates and a high degree of liquidity in the economic system can provide the fuel to get America moving again. Energy prices have declined from their war-time peak, and the U.S. dollar's weakness should stimulate our exports. So, a recovery should unfold, albeit producing lower nominal growth than in past rebounds--but a recovery nonetheless.

  Corporate profits for the first quarter are coming in better than expected. That's the good news. The key driver seems to be cost cutting and expense control. Revenues, however, remain the issue. Sales growth is weak due to the sluggish economy, lack of pricing power and very competitive business conditions. These things should improve with the pending stimulus from the tax package and the Federal Reserve's expansionary stance. While not a barnburner, Standard & Poor's 500 Composite earnings should advance 10-12% this year, with another 7-10% gain in 2004.

  So as we look into the future, better times may await investors in the second half of 2003 through next year. Equities are a fair value, so it will truly be earnings that will drive the markets and individual stocks. This investment cycle has been a challenge for all of us, no matter our years of experience. We have all been through recessions and expansions, bull and bear markets, but few investors today have operated in the aftermath of a speculative bubble. We have never seen it before and, other than "Tulipmania" of 1636-371<F1>, there is little from a historical perspective on which to anchor. HCM's view of the equity environment is focused on a trading range on the popular equity indices for several years. We fully expect this to be a stock-pickers market and not one where the tide lifts all the boats. Trading range markets will resurrect the old subject of market timing, so there will be times when holding cash will be a good thing. Active management should outperform indexation strategies as long as the style is focused on valuation, dividend growth and financial strength of companies. Yes, returns may be lower than those of the great 1980s and 1990s, but from here stocks should present the opportunity to exceed bond and cash returns.

  The staff of HCM values your continued support. We appreciate your patience through these very challenging last few years. We believe it will pay dividends for all of us as investors to maintain our discipline, take the long-term view, employ diversification, manage risk and avoid chasing the hot sectors. These principles remain key tenants of our investing philosophy.

Very truly yours,

  /s/Ira Craig Hester                   /s/John E. Gunthorp

  Ira Craig Hester, CFA                 John E. Gunthorp, CFA

1<F1> "Tulipmania" in the Dutch Republic related to a boom during the war against Spain resulting in speculation of exotic and common tulip bulbs, real estate, and shares of the Dutch East India Company. The speculative peak and subsequent crash and panic occurred in February 1637.

INVESTMENT PERFORMANCE

                                         12/31/02     03/31/02    09/30/98*<F2>
                                         THROUGH      THROUGH        THROUGH
                                         03/31/03     03/31/03      03/31/03
                                         --------     --------      --------

HESTER TOTAL RETURN FUND                 (1.73%)      (19.65%)        2.70%
Blended Custom Index**<F3>               (1.95%)      (15.64%)       (0.04%)

STOCK MARKET INDICES
--------------------
HESTER - EQUITIES ONLY                   (1.69%)      (22.15%)        3.74%
Lipper Large Cap Value Fund Index        (4.88%)      (25.03%)       (1.66%)
S&P 500 Composite Index                  (3.10%)      (24.76%)       (2.64%)
S&P 500 Composite Unweighted***<F4>      (5.36%)      (30.70%)       (5.81%)

BOND MARKET INDICES
-------------------
HESTER - FIXED INCOME ONLY                1.33%        14.44%         8.90%
Lehman U.S. Int Govt/Credit Bond Index    1.50%        11.72%         6.83%
Lehman U.S. Govt/Credit Bond Index        1.65%        13.39%         6.75%

CASH EQUIVALENTS INDICES
------------------------
90-day U.S. Treasury Bills                0.30%         1.62%         4.06%
Consumer Price Index                      1.82%         3.02%         2.67%

  *<F2>   Annualized since inception
 **<F3>   75% S&P 500 Composite and 25% Lehman U.S. Intermediate
          Government/Credit Bond Index
***<F4>   Source: Salomon Smith Barney

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Indices mentioned above are unmanaged indices commonly used to measure performance of either U.S. stocks or bonds. You cannot invest directly in an index.

The above discussion is based on the opinions of I. Craig Hester, are subject to change, and any forecasts made cannot be guaranteed. This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor. (05/03)

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of Fund shares.

                            HESTER TOTAL RETURN FUND
                       Value of $10,000 vs S&P 500 Index

        Date           Hester Total Return Fund        S&P 500 with income
        ----           ------------------------        -------------------
      9/30/98                  $10,000                       $10,000
     12/31/98                  $11,669                       $12,130
      3/31/99                  $12,195                       $12,732
      6/30/99                  $13,362                       $13,628
      9/30/99                  $12,890                       $12,779
     12/31/99                  $13,427                       $14,683
      3/31/00                  $14,431                       $15,018
      6/30/00                  $14,932                       $14,618
      9/30/00                  $15,138                       $14,476
     12/31/00                  $14,339                       $13,346
      3/31/01                  $12,799                       $11,762
      6/30/01                  $13,987                       $12,451
      9/30/01                  $12,007                       $10,623
     12/31/01                  $13,946                       $11,759
      3/31/02                  $14,031                       $11,791
      6/30/02                  $12,005                       $10,211
      9/30/02                  $10,399                        $8,446
     12/31/02                  $11,231                        $9,159
      3/31/03                  $11,037                        $8,871

                           Average Annualized Return
                          Period Ended March 31, 2003
                    1 Year                          (19.65%)
                    3 Year                           (7.90%)
                    Inception (9/30/98)                2.70%

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2003

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 80.5%

ADVERTISING:  1.3%
    4,200    Lamar Advertising Co.*<F5>                            $   123,270
                                                                   -----------

AEROSPACE:  0.8%
    1,500    General Dynamics Corp.                                     82,605
                                                                   -----------

APPAREL: 1.2%
    5,000    Polo Ralph Lauren Corp.*<F5>                              114,500
                                                                   -----------

BANKS: 2.8%
    8,014    Bank One Corp.                                            277,445
                                                                   -----------

BEVERAGES: 1.8%
    4,500    Coca-Cola Co. (The)                                       182,160
                                                                   -----------

COMPUTERS: 3.2%
   11,008    Hewlett-Packard Co.                                       171,174
   14,600    Perot Systems Corp.*<F5>                                  149,796
                                                                   -----------
                                                                       320,970
                                                                   -----------

DENTAL SUPPLIES & EQUIPMENT: 2.8%
    8,000    Dentsply
               International, Inc.                                     278,320
                                                                   -----------

DISTRIBUTION/WHOLESALE: 1.3%
    3,000    Grainger (W.W.), Inc.                                     128,700
                                                                   -----------

DIVERSIFIED MANUFACTURING: 6.7%
    4,500    Cooper Industries, Ltd.                                   160,695
   14,000    General Electric Co.                                      357,000
   11,300    Tyco International Ltd.                                   145,318
                                                                   -----------
                                                                       663,013
                                                                   -----------

ELECTRONICS: 0.8%
    7,750    Vishay
               Intertechnology, Inc.*<F5>                               78,895
                                                                   -----------

FINANCIAL SERVICES: 3.7%
   10,666    Citigroup, Inc.                                           367,444
                                                                   -----------

FOOD AND KINDRED PRODUCTS:  1.7%
    8,500    Sensient
               Technologies Corp.                                      170,170
                                                                   -----------

GROCERY STORES: 0.9%
    5,000    Albertson's, Inc.                                          94,250
                                                                   -----------

HEALTHCARE - PRODUCTS: 6.2%
    3,100    Allergan, Inc.                                            211,451
    7,000    Johnson & Johnson                                         405,090
                                                                   -----------
                                                                       616,541
                                                                   -----------

HOME FURNISHINGS: 2.2%
    7,500    Ethan Allen Interiors, Inc.                               220,725
                                                                   -----------

HOUSEHOLD PRODUCTS: 0.8%
    7,800    Moore Corp. Ltd.*<F5>                                      81,666
                                                                   -----------

INSTRUMENTS - CONTROLS: 1.9%
    4,750    Parker-Hannifin Corp.                                     184,015
                                                                   -----------

INVESTMENT MANAGEMENT:  1.3%
    3,000    Affiliated Managers
               Group, Inc.*<F5>                                        124,710
                                                                   -----------

MACHINERY: 0.8%
    4,500    Gardner Denver Inc.*<F5>                                   82,800
                                                                   -----------

MANUFACTURING EQUIPMENT: 2.7%
   13,600    Pall Corp.                                                272,000
                                                                   -----------

MEDICAL INFORMATION SYSTEMS: 0.8%
    9,500    Dendrite
               International, Inc.*<F5>                                 80,750
                                                                   -----------

MEDICAL PRODUCTS: 3.2%
   19,500    Possis Medical, Inc.*<F5>                                 315,120
                                                                   -----------

MEDICAL SERVICE & SUPPLIES: 5.0%
    2,600    C.R. Bard, Inc.                                           163,956
   14,700    Covance Inc.*<F5>                                         339,864
                                                                   -----------
                                                                       503,820
                                                                   -----------

OIL - INTERNATIONAL INTEGRATED: 2.5%
    7,078    Exxon Mobil Corp.                                         247,376
                                                                   -----------

PACKAGING & CONTAINERS: 1.5%
    7,500    Pactiv Corp.*<F5>                                         152,250
                                                                   -----------

PHARMACEUTICALS: 3.1%
   10,000    Pfizer, Inc.                                              311,600
                                                                   -----------

RETAIL: 3.1%
    6,700    Home Depot, Inc. (The)                                    163,212
    4,000    Pier 1 Imports, Inc.                                       63,440
    3,200    Sears, Roebuck & Co.                                       77,280
                                                                   -----------
                                                                       303,932
                                                                   -----------

SANITARY SERVICES:  3.2%
    7,000    Republic Services, Inc.*<F5>                              138,880
    5,200    Waste Connections, Inc.*<F5>                              179,400
                                                                   -----------
                                                                       318,280
                                                                   -----------

SEMICONDUCTORS: 2.0%
    7,600    Altera Corp.*<F5>                                         102,904
    6,000    Intel Corp.                                                97,680
                                                                   -----------
                                                                       200,584
                                                                   -----------

SOFTWARE: 11.1%
    4,900    Adobe Systems, Inc.                                       151,067
   12,000    Autodesk, Inc.                                            183,120
   13,074    First Data Corp.                                          483,869
    3,300    Global Payments Inc.                                      100,716
   17,400    Oracle Corp.*<F5>                                         188,773
                                                                   -----------
                                                                     1,107,545
                                                                   -----------

TELECOMMUNICATIONS: 0.1%
    8,000    Andrew Corp.*<F5>                                          44,000
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $7,453,039)                                                  8,049,456
                                                                   -----------

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
BONDS: 14.6%

FINANCIAL SERVICES: 1.1%
 $100,000    Citigroup, Inc.,
               6.50%, 1/18/11                                          114,373
                                                                   -----------

U.S. AGENCY OBLIGATIONS: 13.5%
  200,000    Federal Home Loan
               Bank, 5.705%, 3/2/09                                    224,655
  500,000    Federal Home Loan Mortgage
               Corp., 7.00%, 3/15/10                                   601,668
    8,588    Federal National Mortgage
               Assoc., 7.00%, 6/1/03                                     8,732
  500,000    Federal National Mortgage
               Assoc., 6.14%, 9/2/08                                   509,224
                                                                   -----------
                                                                     1,344,279
                                                                   -----------
TOTAL BONDS
  (cost $1,273,091)                                                  1,458,652
                                                                   -----------

SHORT-TERM INVESTMENT: 5.1%

MONEY MARKET INVESTMENT: 5.1%
  504,693    Federated Cash Trust
               (cost $504,693)                                         504,693
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $9,230,823+<F6>):  100.2%                                   10,012,801
Liabilities in excess of
  Other Assets:  (0.2)%                                                (17,191)
                                                                   -----------
NET ASSETS:  100.0%                                                $ 9,995,610
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                              $ 2,241,340
        Gross unrealized depreciation                               (1,459,362)
                                                                   -----------
        Net unrealized appreciation                                $   781,978
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

                          HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2003

ASSETS
   Investments in securities, at value (cost $9,230,823)           $10,012,801
   Receivables:
       Dividends and interest                                           16,723
   Prepaid expenses and other assets                                     2,148
                                                                   -----------
           Total assets                                             10,031,672
                                                                   -----------

LIABILITIES
   Payables:
       Accounting fees                                                   3,777
       Transfer agent fees                                               3,132
       Administration fees                                               2,569
       Fund shares redeemed                                              1,189
       Custody fees                                                        958
       Advisory fees                                                       617
   Accrued expenses                                                     23,820
                                                                   -----------
           Total liabilities                                            36,062
                                                                   -----------

NET ASSETS                                                         $ 9,995,610
                                                                   -----------
                                                                   -----------
Shares outstanding                                                     381,639
  (unlimited number of shares authorized, without par value)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $26.19
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 9,169,231
   Accumulated net realized gain on investments                         44,401
   Net unrealized appreciation on investments                          781,978
                                                                   -----------
           Net assets                                              $ 9,995,610
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

                          HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2003

INVESTMENT INCOME
   Income
       Dividends                                                   $   109,049
       Interest                                                         92,488
                                                                   -----------
           Total income                                                201,537
                                                                   -----------
   Expenses
       Advisory fees                                                    78,482
       Administration fees                                              30,000
       Transfer agent fees                                              28,165
       Fund accounting fees                                             23,651
       Audit fees                                                       15,154
       Reports to shareholders                                           8,021
       Custody fees                                                      7,256
       Trustee fees                                                      6,366
       Miscellaneous                                                     5,438
       Registration fees                                                 4,748
       Legal fees                                                        4,051
                                                                   -----------
           Total expenses                                              211,332
                                                                   -----------
               NET INVESTMENT LOSS                                      (9,795)
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    330,468
   Change in net unrealized
     appreciation/depreciation on investments                       (3,097,122)
                                                                   -----------
       Net realized and unrealized loss on investments              (2,766,654)
                                                                   -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(2,776,449)
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2003   MARCH 31, 2002
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income (loss)                   $    (9,795)    $    15,180
   Net realized gain on investments                   330,468         548,877
   Change in net unrealized
     appreciation/depreciation on investments      (3,097,122)        671,033
                                                  -----------     -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 (2,776,449)      1,235,090
                                                  -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                         (15,229)        (24,693)
   From net realized gain                            (666,133)       (361,844)
                                                  -----------     -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (681,362)       (386,537)
                                                  -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived
     from net change in outstanding shares (a)<F7>   (914,160)        882,437
                                                  -----------     -----------
       TOTAL INCREASE (DECREASE) IN NET ASSETS     (4,371,971)      1,730,990

NET ASSETS
   Beginning of period                             14,367,581      12,636,591
                                                  -----------     -----------
   END OF PERIOD                                  $ 9,995,610     $14,367,581
                                                  -----------     -----------
                                                  -----------     -----------
       ACCUMULATED NET INVESTMENT INCOME          $        --     $    31,501
                                                  -----------     -----------
                                                  -----------     -----------

(a)<F7>  A summary of capital share transactions is as follows:

                                    YEAR ENDED               YEAR ENDED
                                  MARCH 31, 2003           MARCH 31, 2002
                               -------------------       ------------------
                                Shares       Value        Shares       Value
                                ------       -----        ------       -----
 Shares sold                    24,083    $   725,830      39,829   $1,368,674
 Shares issued in reinvestment
   of distributions             23,197        621,685      10,398      351,242
 Shares redeemed               (78,986)    (2,261,675)    (23,879)    (837,479)
                               -------    -----------     -------   ----------
 Net increase (decrease)       (31,706)   $  (914,160)     26,348   $  882,437
                               -------    -----------     -------   ----------
                               -------    -----------     -------   ----------

                See Accompanying Notes to Financial Statements.

                          HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                           YEAR ENDED MARCH 31,
                                                     2003           2002           2001           2000           1999
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $34.76         $32.65         $40.66         $38.24         $35.26
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.02)          0.04           0.16           0.06           0.15
Net realized and
  unrealized gain (loss)
  on investments                                     (6.76)          3.06          (4.37)          6.48           3.62
                                                    ------         ------         ------         ------         ------
     Total from
       investment operations                         (6.78)          3.10          (4.21)          6.54           3.77
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                           (0.04)         (0.06)         (0.10)         (0.11)         (0.05)
From net realized gain                               (1.75)         (0.93)         (3.70)         (4.01)         (0.74)
                                                    ------         ------         ------         ------         ------
     Total distributions                             (1.79)         (0.99)         (3.80)         (4.12)         (0.79)
                                                    ------         ------         ------         ------         ------
     Net asset value,
       end of year                                  $26.19         $34.76         $32.65         $40.66         $38.24
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
     Total return                                   (19.65)%         9.63%        (11.31)%        18.34%         10.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                             $10.0          $14.4          $12.6          $12.9          $11.2
Ratio of expenses to
  average net assets                                  1.89%          1.59%          1.51%          1.46%          1.57%
Ratio of net investment
  income (loss) to average
  net assets                                         (0.09)%         0.11%          0.31%          0.15%          0.41%
Portfolio turnover rate                              16.94%          9.80%         20.85%         25.93%         25.71%

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

   Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

  Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $750 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund.

  The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

  B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

  D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
      Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2003, the Fund decreased accumulated net investment income by $6,477 and increased accumulated net realized gain on investments by $6,477 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  For the year ended March 31, 2003, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2003, the Fund incurred $78,482 in advisory fees.

  U.S. Bancorp Fund Services, LLC ("USBFS") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 2003, the Fund incurred $30,000 in Administration fees. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar.

  U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

  Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  Certain officers of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 2003, was $1,870,470 and $3,278,112, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 23, 2002, a distribution of $1.790 per share was declared. The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002.

  The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

                                            2003                2002
                                            ----                ----
  Distributions paid from:
     Ordinary income                      $ 31,601            $126,655
     Long-term capital gain                649,761             259,882
                                          --------            --------
                                          $681,362            $386,537
                                          --------            --------
                                          --------            --------

  As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income             $ 3,003
  Undistributed long-term gain               41,398
                                            -------
                                            $44,401
                                            -------
                                            -------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  HESTER TOTAL RETURN

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hester Total Return Fund (formerly Avondale Hester Total Return Fund), a series of Professionally Managed Portfolios, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hester Total Return Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 2, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                              INDEPENDENT TRUSTEES
                              --------------------

                                      TERM OF        PRINCIPAL                  # OF FUNDS   OTHER
                         POSITION     OFFICE AND     OCCUPATION                 IN COMPLEX   DIRECTORSHIPS
NAME, AGE                HELD WITH    LENGTH OF      DURING PAST                OVERSEEN     HELD BY
AND ADDRESS              THE TRUST    TIME SERVED    FIVE YEARS                 BY TRUSTEE   TRUSTEE
-----------              ---------    -----------    -----------                ----------   -------------
Dorothy A. Berry         Chairman     Indefinite     Consultant,                   17        Not
(Born 1943)              and          Term           Talon Industries                        Applicable
615 E. Michigan St.      Trustee      Since          (administrative,
Milwaukee, WI  53202                  May 1991       management &
                                                     business consulting);
                                                     formerly Chief
                                                     Operating Officer,
                                                     Integrated Asset
                                                     Management
                                                     (investment advisor
                                                     and manager); and
                                                     formerly President,
                                                     Value Line, Inc.,
                                                     (investment advisory
                                                     & financial
                                                     publishing firm).

Wallace L. Cook          Trustee      Indefinite     Retired; formerly             17        Not
(Born 1939)                           Term           Senior Vice President,                  Applicable
615 E. Michigan St.                   Since          Rockefeller Trust Co.;
Milwaukee, WI  53202                  May 1991       Financial Counselor,
                                                     Rockefeller & Co.

Carl A. Froebel          Trustee      Indefinite     Private Investor;             17        Not
(Born 1938)                           Term           formerly Managing                       Applicable
615 E. Michigan St.                   Since          Director, Premier
Milwaukee, WI  53202                  May 1991       Solutions, Ltd.;
                                                     formerly President
                                                     and Founder,
                                                     National Investor
                                                     Data Services, Inc.
                                                     (investment related
                                                     computer software).

Ashley T. Rabun          Trustee      Indefinite     Founder and Chief             17        Trustee,
(Born 1952)                           Term           Executive Officer,                      E*TRADE
615 E. Michigan St.                   Since          InvestorReach, Inc.,
Milwaukee, WI  53202                  May            (financial services
                                      2002           marketing and
                                                     distribution
                                                     consulting);  formerly
                                                     Partner and Director,
                                                     Nicholas-Applegate
                                                     Capital Management,
                                                     (investment
                                                     management).

Rowley W.P. Redington    Trustee      Indefinite     President;                    17        Not
(Born 1944)                           Term           Intertech (consumer                     Applicable
615 E. Michigan St.                   Since          electronics and
Milwaukee, WI  53202                  May 1991       computer service
                                                     and marketing);
                                                     formerly Vice
                                                     President, PRS of
                                                     New Jersey, Inc.
                                                     (management
                                                     consulting), and
                                                     Chief Executive
                                                     Officer, Rowley
                                                     Associates
                                                     (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli       Trustee      Indefinite     Consultant, U.S.              17        Trustee,
(Born 1950)                           Term           Bancorp Fund Services,                  Managers
915 Broadway                          Since          LLC since July, 2001;                   Funds.
New York, NY  10010                   May 1991       formerly Executive
                                                     Vice President,
                                                     Investment Company
                                                     Administration, LLC
                                                     ("ICA") (mutual fund
                                                     administrator and the
                                                     Fund's former
                                                     administrator).

Robert M. Slotky         President    Indefinite     Vice President, U.S.                    Not
(Born 1947)                           Term           Bancorp Fund Services,                  Applicable
2020 E. Financial Way,                Since          LLC since July, 2001;
Suite 100                             August 2002    formerly, Senior Vice
Glendora, CA  91741                                  President, ICA (May
                                                     1997-July 2001).

Eric W. Falkeis          Treasurer    Indefinite     Vice President, U.S.                    Not
(Born 1973)                           Term           Bancorp Fund Services,                  Applicable
615 E. Michigan St.                   Since          LLC since 1997;
Milwaukee, WI  53202                  August 2002    Chief Financial
                                                     Officer, Quasar
                                                     Distributors, LLC,
                                                     since 2000.

Chad E. Fickett          Secretary    Indefinite     Compliance                              Not
(Born 1973)                           Term           Administrator, U.S.                     Applicable
615 E. Michigan St.                   Since          Bancorp Fund Services,
Milwaukee, WI  53202                  March 2002     LLC since July, 2000.

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                      1301 S. Mo-Pac Expressway, Suite 350
                               Austin, TX  78746

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                  866-811-0215

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441